UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 6, 2020

Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY

Hewlett Packard Enterprise Company

(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6280 AMERICA CENTER DRIVE, SAN JOSE, CA		95002
(Address of principal executive offices)		(Zip code)

(650) 687-5817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On April 6, 2020, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”) launched and priced an offering of $1,250,000,000 aggregate principal amount of 4.450% notes due October 2023 and $1,000,000,000 aggregate principal amount of 4.650% notes due October 2024 (collectively, the “Notes”) pursuant to an underwriting agreement dated April 6, 2020 (the “Underwriting Agreement”) among Hewlett Packard Enterprise and BNP Paribas Securities Corp., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule 1 therein. The offering closed on April 9, 2020. The offer and sale of the Notes was registered under Hewlett Packard Enterprise’s registration statement on Form S-3 filed on December 15, 2017 (File No. 333-222102). Hewlett Packard Enterprise intends to use the net proceeds of the offering for general corporate purposes, including repayment of existing debt.

The Notes are Hewlett Packard Enterprise’s senior unsecured obligations and rank equally in right of payment with all of Hewlett Packard Enterprise’s existing and future senior unsecured indebtedness.

In connection with the issuance of the Notes, on April 9, 2020, Hewlett Packard Enterprise entered into the fifteenth supplemental indenture and the sixteenth supplemental indenture (collectively, the “Supplemental Indentures”) to the indenture (the “Indenture”), dated as of October 9, 2015, between Hewlett Packard Enterprise and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). Copies of the Underwriting Agreement, the Indenture and the Supplemental Indentures, each including the form of Note attached thereto, are filed as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report and are incorporated herein by reference. A copy of the legal opinion of Gibson, Dunn & Crutcher LLP relating to the Notes is attached hereto as Exhibit 5.1.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of Hewlett Packard Enterprise and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “aim,” “will,” “should” and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to the potential impact of the novel coronavirus (COVID-19) pandemic on our business operations and results and on the world economy; any projections of revenue, margins, expenses, effective tax rates, the impact of the U.S. Tax Cuts and Jobs Act of 2017, net earnings, net earnings per share, cash flows, benefit plan funding, deferred tax assets, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements of the plans, strategies and objectives of management for future operations, as well as the execution of transformation and restructuring plans and any resulting cost savings, revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Hewlett Packard Enterprise and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise’s businesses; the competitive pressures faced by Hewlett Packard Enterprise’s businesses; risks associated with executing Hewlett Packard Enterprise’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of Hewlett Packard Enterprise’s products and the delivery of Hewlett Packard Enterprise’s services effectively; the protection of Hewlett Packard Enterprise’s intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former parent; risks associated with Hewlett Packard Enterprise’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers, clients and partners, including any impact thereon resulting from events such as the COVID-19 pandemic; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the execution, timing and results of any transformation or restructuring plans, including estimates and assumptions related to the costs and anticipated benefits of implementing the transformation and restructuring plans; the effects of the U.S. Tax Cuts and Jobs Act and related guidance and regulations that may be implemented; the resolution of pending investigations, claims and disputes; and other risks that are described in Hewlett Packard Enterprise’s other filings with the Securities and Exchange Commission, including but not limited to the risks described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, Hewlett Packard Enterprise’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2020, and in other filings made by Hewlett Packard Enterprise from time to time with the Securities and Exchange Commission. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement, dated as of April 6, 2020, among Hewlett Packard Enterprise and BNP Paribas Securities Corp., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule 1 therein.

4.1

Senior Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Hewlett Packard Enterprise’s Current Report on Form 8-K filed with the SEC on October 13, 2015).

4.2

Fifteenth Supplemental Indenture, dated as of April 9, 2020, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 4.450% notes due 2023.

4.3

Sixteenth Supplemental Indenture, dated as of April 9, 2020, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 4.650% notes due 2024.

4.4	Form of 4.450% notes due 2023 (contained in Exhibit 4.2)

4.5	Form of 4.650% notes due 2024 (contained in Exhibit 4.3)

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: April 9, 2020	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Assistant Secretary